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                                                                    EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of this 9th day of August, 2002 by and between Interleukin Genetics, Inc., a Delaware corporation (the "Company"), and the "Investors" party to those Note and Warrant Subscription Agreements of by and between the Company and each Investors (the "Subscription Agreements"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreements.

     The parties hereby agree as follows:

     1.  CERTAIN DEFINITIONS.

          As used in this Agreement, the following terms shall have the following meanings:

          "COMMON STOCK" shall mean the Company's Common Stock, par value $0.001 per share.

          "INVESTORS" shall mean the Investors party to the Subscription Agreements and each Person to whom Registrable Securities have been duly assigned in accordance with the terms of this Agreement.

          "PERSON" means an individual, corporation, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration made by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

          "REGISTRABLE SECURITIES" shall mean the Warrant Shares (as such term is defined in the Subscription Agreements).

          "REGISTRATION STATEMENT" shall mean a shelf registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) of the Company filed under the 1933 Act that covers the resale of the Registrable Securities pursuant to the provisions of this Agreement, together with all amendments and supplements thereto, including

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post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          "SEC" means the U.S. Securities and Exchange Commission.

          "1933 ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.  REGISTRATION.

          (a) SHELF REGISTRATION. Within one (1) year after the closing of the transactions contemplated under the Subscription Agreements, the Company agrees to file with the SEC the Registration Statement with respect to the registration under the 1933 Act for resale of the Registrable Securities. The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective under the 1933 Act as promptly as practicable. The Company will use its reasonable best efforts to keep the Registration Statement continuously effective until the earliest of (a) the date when all of the Registrable Securities covered thereby have been sold thereunder or pursuant to Rule 144 (including but not limited to sales pursuant to Rule 144(k)) under the 1933 Act; (b) the date on which the Investors owning a majority of the Registrable Securities agree to the withdrawal of the Registration Statement; or
(c) the first date on which all of the shares of Registrable Securities covered thereby could be sold either (i) pursuant to Rule 144(k) under the 1933 Act or any successor thereto or (ii) in any three month period pursuant to Rule 144 under the 1933 Act or any successor rule thereto (the "SHELF REGISTRATION PERIOD"). The Company further agrees to supplement or make amendments to the Registration Statement, if required by the rules, regulations, or instructions applicable to the registration form utilized by the Company or by the 1933 Act or rules and regulations thereunder for the Registration Statement.

          (b) EXPENSES. All Registration Expenses incident to the Company's performance of or compliance with this Agreement shall be paid by the Company. The term "Registration Expenses" includes without limitation all registration filing fees, reasonable professional fees and other reasonable expenses of the Company's compliance with federal, state and other securities laws, printing expenses, messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company; reasonable fees and disbursements of the Company's independent certified public accountants (including the expenses of any audit or "comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); and applicable stock exchange and NASD registration and filing fees. The term "Registration Expenses" does not include any discounts or commissions to any broker attributable to the sale of Registrable Securities or any fees (including but not limited to attorney fees) or expenses incurred by any Investor in connection with this Agreement.

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          (c) BLACKOUT PERIOD. If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose at such time, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose at such time and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of the Registration Statement and suspend the sale of Registrable Securities under the Registration Statement (a "Blackout Period"); PROVIDED, that the Company may not suspend such obligations pursuant to this Section 2(c) for more than one hundred and eighty
(180) days in the aggregate during any twelve (12) month period.

     3. COMPANY OBLIGATIONS. The Company shall use its reasonable best efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition. To carry out this obligation, the Company shall as expeditiously as practicable:

          (a) prepare and file with the SEC the Registration Statement within one (1) year following the closing of the transactions contemplated in the Subscription Agreements and use commercially reasonable efforts to cause the Registration Statement to become effective. At least five (5) business days before filing the Registration Statement or prospectus or at least three (3) business days before filing any amendments or supplements thereto, the Company will furnish to the Investors copies of all documents proposed to be filed;

          (b) immediately notify the Investors of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

          (c) prepare and file with the SEC such amendments and supplements to the Registration Statement and the corresponding prospectus necessary to keep the Registration Statement effective for the Shelf Registration Period; and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by the Registration Statement during such period in accordance with the Investor's intended methods of disposition as set forth in the Registration Statement;

          (d) furnish to each Investor such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as such Investor may reasonably request to facilitate the disposition of such Investor's Registrable Securities;


(e) use its
reasonable best efforts to register or qualify the Registrable Securities under such securities or blue sky laws of jurisdictions in the United States of America as any Investor reasonably requests and do any and all other reasonable acts and things that may be necessary or advisable to enable a Investor to consummate the disposition of the Investor's Registrable Securities in such jurisdiction; provided, however, that the Company shall not be

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obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or where such qualification would subject it to taxation or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject;


          (f) notify each Investor, at any time when a prospectus is required to be delivered under the 1933 Act, of the occurrence of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and, except during any Blackout Period, prepare a supplement or amendment to the prospectus or any such document incorporated therein so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made;

          (g) use its reasonable best efforts to cause all registered Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or cause all registered Registrable Securities to be authorized for trading on NASDAQ if similar securities issued by the Company are then so authorized, as the case may be; and

          (h) take all other steps reasonably necessary to effect the registration and resale of the Registrable Securities contemplated hereby in accordance with the terms of this Agreement.

     4. RULE 144. The Company covenants that it will file the reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as each Investor reasonably may request, all to the extent required from time to time, to enable each Investor to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of an Investor, the Company will deliver to such Investor a written statement as to whether it has complied with Rule 144's or any successor rules' requirements. The Company also covenants that in such event it will provide all such information and it will take such further action as such Investor reasonably may request to enable such Investor to sell Registrable Securities without registration under the 1933 Act within the limitation of Rule 144 under the 1933 Act or any successor rule requirements.

     5.  OBLIGATIONS OF THE INVESTORS.

          (a) INVESTOR INFORMATION. The Company may require each Investor to furnish to the Company information regarding each such Investor and the distribution of the securities subject to the registration, and such Investors shall furnish all such information reasonably requested by the Company. If the Registration Statement or Prospectus contained therein, refers to any Investor by name or otherwise as the Investor of any securities of the Company, then such Investor shall promptly notify the Company if any fact occurs with respect

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to the information furnished by the Investor to the Company, or any information approved by such Investor or its authorized representative for inclusion in the Registration Statement or any Prospectus, regarding such Investor and the distribution of the securities subject to registration owned by such Investor which results in the Registration Statement or the Prospectus containing an untrue statement of material fact with respect to such information or omitting to state a material fact with respect to such information required to be stated therein or necessary to make the statements therein with respect to such information not misleading and shall provide to the Company such information as shall be necessary to enable the Company to prepare a supplement or post-effective amendment to such Registration Statement or Prospectus or any document incorporated therein by reference or file any other document required so that the Registration Statement or Prospectus will not contain an untrue statement of a material fact with respect to such information or omit to state a material fact with respect to such information required to be stated therein.

          (b) INVESTOR OBLIGATIONS. Each Investor covenants and agrees to (i) comply with all prospectus delivery requirements of the 1933 Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the 1934 Act and any rules issued thereunder by the SEC, and to furnish to the Company information about sales made in such public offering and (ii) at the end of the Shelf Registration Period discontinue sales of shares pursuant to the Registration Statement and advise the Company of the number of Registrable Securities remaining unsold.

          (c) NOTICE TO DISCONTINUE. Each Investor agrees by acquisition of Registrable Securities that, upon receipt of any notice from the Company of any event of the kind described in Section 3(f), each Investor will discontinue disposition of Registrable Securities until such Investor receives copies of the supplemented or amended prospectus contemplated by Section 3(f). In addition, if the Company requests, each Investor will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Investor's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice.

     6.  INDEMNIFICATION.

          (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law the Investors, each of their officers, directors, partners and employees and each person who controls the Investors (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses imposed on such person caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to the Company by such Investors, expressly for use therein or relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was approved by such Investor or its authorized representative for use in the Registration Statement or Prospectus, or (ii) any violation by the Company of the 1933 Act, the 1934 Act, any state securities or blue sky law or any rule or

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regulation thereunder applicable to the Company in connection with any
Registration Statement or Prospectus, and shall reimburse in accordance with subparagraph (c) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus that is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such corrected Prospectus or amendment or supplement thereto had been made available to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action was required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 5(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities.

          (b) INDEMNIFICATION BY INVESTOR. In connection with any registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney's fees) resulting from or arising out of
(i) any failure by the Investor to comply with the prospectus delivery requirements or (ii) any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto or relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was approved by such Investor or its authorized representative for use in the Registration Statement or Prospectus.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) the indemnified person

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shall have been advised by counsel that a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and PROVIDED, FURTHER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement (a) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation or (b) that contains any admission of guilt on the part of any indemnified party.

          (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

     7.  MISCELLANEOUS.

          (a) AMENDMENTS AND WAIVERS. This Agreement may be amended only by a writing signed by the parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Investors holding a majority of the Registrable Shares.

          (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section O of the Subscription Agreements.

          (c) RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Registrable Securities held by each Investor, (b) any and all shares of capital stock of the Company into which such Registrable

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Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company, and (c) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, such Registrable Securities. The provisions of this Agreement shall be deemed appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. If requested by an Investor, the Company shall use its best efforts to cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with such Holder on terms substantially the same as this Agreement as a condition of any such transaction, provided that the absence of such new agreement shall not alter in any respect the obligations of the successor or assign under this Agreement by virtue of the operation of clause Section 7(d) below.

          (d) BENEFIT OF PARTIES; ASSIGNMENT. All of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors including any successor to the Company or its business (whether by way of sale, merger or otherwise) and permitted assigns. Assigns of an Investor shall be considered "permitted assigns" and therefore Investors under this Agreement only if Registrable Securities hereunder have been assigned, in whole or in part, upon notice to the Company, by an Investor to such assign (i) in whose hands such Registrable Securities are not transferable pursuant to Section 4(1) of the Securities Act, (ii) who has agreed in writing to be bound by the terms of this Agreement, and (iii) a copy of whose agreement to be bound by this Agreement and the name and address of such assignee have been furnished to the Company within a reasonable time after such assignment.

          (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (g) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

          (h) FURTHER ASSURANCES. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained

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herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (j) APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts without regard to principles of conflicts of law.







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     IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first written above.

The Company:                          INTERLEUKIN GENETICS, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:




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           [INVESTOR SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]



Investor Name:
              ---------------------------



                                            (For Co-owners, if applicable)


By:
   ----------------------------------       ------------------------------------
Signature                                   Signature

Name                                        Name:
Title:                                      Title:





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